SUPPLEMENT TO THE FIDELITY CASH RESERVES AND FIDELITY U.S. GOVERNMENT RESERVES JANUARY 20, 1998 PROSPECTUS
   The following information replaces similar information found under the heading "Investment Principles and Risks" beginning on page 9.
   The funds comply with industry-standard requirements on the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.
The following information replaces similar information found in the "How to Buy Shares" section on page 18.
These minimums may vary for investments through a Fidelity Payroll Deduction Program account in Cash Reserves. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the appropriate program materials for details.
SUPPLEMENT TO THE FIDELITY CASH RESERVES
AND FIDELITY U.S. GOVERNMENT RESERVES
JANUARY 20, 1998
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING FUNDAMENTAL LIMITATION REPLACES LIMITATION (2) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF FIDELITY CASH RESERVES ON PAGE 2.
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   THE FOLLOWING FUNDAMENTAL LIMITATION REPLACES LIMITATION (2) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF FIDELITY U.S. GOVERNMENT RESERVES ON PAGE 3.
   (2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;
   THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.
       MONEY MARKET INSURANCE.    Each fund participates in a mutual
insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. Each fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. Each fund may incur losses regardless of the insurance.
THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (I) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF FIDELITY CASH RESERVES BEGINNING ON PAGE 2.
(i) The fund does not currently intend to purchase a security (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days and in the securities of money market funds.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF FIDELITY CASH RESERVES BEGINNING ON PAGE 2.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF FIDELITY U.S. GOVERNMENT RESERVES BEGINNING ON PAGE 3.
For purposes of limitation (1), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.